PROJECT IMPACTS	PROJECTS
(1984–PRESENT*)

$43.3B	$18.0B	$5.7B
total economic benefits	personal income including wages and benefits, with $9.2 billion for construction workers	tax revenues ($1.8 billion state/local and $3.9 billion federal)

196.7M	221.8K	125.1K
hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey

President, North America’s Building Trades Unions

Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	850	1,711,470
Bricklayers (including tile setters)	6,134	12,336,770
Carpenters	17,742	35,729,330
Cement Masons	3,702	7,376,960
Electrical Workers	14,827	29,804,010
Elevator Constructors	729	1,461,670
Insulators	1,225	2,462,880
Ironworkers	2,748	5,528,120
Laborers	12,880	25,882,610
Operating Engineers	3,526	7,084,740
Other	7,193	14,457,030
Painters	7,721	15,523,360
Plumbers	10,776	21,661,330
Roofers	3,197	6,429,150
Sheet Metal Workers	3,109	6,249,530
Teamsters	1,511	3,038,230
Grand Total	97,871	196,737,190

*	Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.